UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 2, 2020

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

Delaware	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

Effective July 2, 2020, CalAmp Corp. (the “Company”) appointed Jeffery R. Gardner as its new President and Chief Executive Officer. He will remain a member of the Board of Directors of the Company (the “Board”). Mr. Gardner has served as Interim President & CEO since March 25, 2020.

Mr. Gardner has many years of technology industry experience, including serving in CEO roles in the wireless telecommunications industry, as well as his service on the boards of other technology and subscription-based companies. Information regarding Mr. Gardner’s background, business experience and any related party transactions appears in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 4, 2020 under the headings “Board of Directors Information – Biographical Information” and “Certain Relationships and Related Party Transactions,” which information is incorporated herein by reference. There are no family relationships between Mr. Gardner and any of the Company’s directors or executive officers.

Item 7.01.  Regulation FD Disclosure.

The Company’s press release announcing Mr. Gardner’s appointment as President and CEO is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

    (d)  Exhibits

99.1	Press release of the Registrant dated July 8, 2020 announcing Mr. Gardner’s appointment as President and CEO.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

	July 8, 2020	By: /s/ Kurtis Binder
Date		Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)